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                                                           Abbeville Plant Lease
                                                           Property 16.453 acres

     This Agreement of Lease, effective November 16, 1964, by and between ANDRE CESSAC, husband of, and LILLIE MAE RICHARD, presently residing together in Vermilion Parish, Louisiana (hereinafter called Lessors) and SEACOAST PRODUCTS, INC., a Delaware corporation, domiciled in Lewes, Delaware (hereinafter called Lessee), herein represented by Otis H. Smith, its President.

                                   WITNESSETH:

     1. Lessors, as owners of the usufruct of the property described as (a) hereinafter, by virtue of that certain deed dated December 14, 1964, recorded in COB 550 folio 80 of the records of Vermilion Parish, hereby lease to Lessee, for a primary term of twenty years from date hereof, the following property situated in Vermilion Parish, Louisiana (hereinafter sometimes called the Property):

          a. A tract of land containing 16.453 acres, situated in the Seventh Ward of Vermilion Parish, Louisiana, in Section 86, Township 14 South, Range 3 East and described as beginning at a point where the North line of the property of the Lessor meets the West edge of Vermilion River; thence running North 70[d]30' West, a distance of 996.2 feet, thence running South 19[d]30' West, a distance of 821.6 feet, thence running South 70[d]27' East a distance of 750 feet to the Vermilion River, thence running in a general Northerly direction along the meander line of said Vermilion River to the point of beginning, said property being more fully shown on the plat of D. P. O'Brien, registered surveyor, said plat marked Exhibit "A" for identification and attached hereto; said 16.453 acres being shown on the said plat as "Proposed Plant Site"; and

          b. A non-exclusive Right-of-Way 60 feet in width, and described as beginning at the Northwest corner of tract #1 above described, thence running in a generally Southern direction along the West line of said tract #1 above described a distance of 62.6 feet, thence





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               running North 70[d]30' West, a distance of 3,475.8 feet to
               Louisiana State Highway No. 333, thence running in a generally Northern direction along the said State Highway a distance of
               87.1 feet, thence running South 70[d]30' East, a distance of 3,557.0 feet to the point of beginning. Said Right-of-Way being more fully shown on said Exhibit "A" as "Proposed Road".

     2. This lease shall cover only the surface of the Property, and does not include or otherwise affect the minerals underlying the land. Furthermore, the land covered by this lease is now subject to an oil, gas and mineral lease in favor of W. S. Kilroy, recorded in the Conveyance Records of Vermilion Parish, in Volume 516, page 591, under Entry No. 168015. Lessee hereunder takes the Property covered by this lease subject to the above mentioned mineral lease, but is granted the right to negotiate with the owner or owners of said mineral lease for a subordination of the rights of the latter to the rights of Lessee hereunder. It is further provided that any oil, gas or mineral operations which may be conducted on the Property by Lessors, or their successors or assigns (including any lessees under any mineral lease which may hereafter be granted on said Property), after expiration of the existing mineral lease, shall not interfere with but shall be subject to, the rights herein granted.

     3. Lessee shall pay to Lessors, as rental:

          a. During the first two years of the term hereof, commencing as of November 15, 1964, the sum of two hundred fifty ($250) dollars per month; and

          b. During the remaining years of the term hereof, the sum of five hundred ($500) dollars per month.


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Said rental shall be payable in advance on the first day of each month during the term of this lease, and shall be delivered by mail addressed to Lessors at Route 3, Box 139, Abbeville, Louisiana.

     4. It is understood that Lessee intends to use the Property for a menhaden processing plant and/or for any other uses permitted by law. However, Lessee agrees that any menhaden plant constructed on the Property will employ such techniques and equipment as will eliminate odors from the plant as far as is practicable to do so. Lessee agrees to use only refrigerated vessels to bring fish into the plant except in the case of an emergency beyond Lessee's control. In addition, Lessee agrees that in its normal operations it will not discharge into the Vermilion River any substances other than fresh water used in the plant's condensing, washing or cooling systems, or the fresh water associated with the processing of fish flour. The water to be discharged into the Vermilion River shall not be treated chemically except for the purposes of water softening and water purification.

     5. Lessee is hereby granted the option to lease the Property for an additional term of twenty years, on the same terms and conditions as specified herein (the monthly rental to be $500); and three additional, successive options, also of twenty years each, also on the same terms and conditions as specified herein. Lessee shall exercise said options by giving written notice to Lessors of its intention so to do, within one year prior to the date that this lease would otherwise terminate, but no later than 90 days prior to such termination.

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     6. Lessee shall have the right to drill one or more water wells on the
Property, at its expense, for the purpose of its operations on the Property.

     7. Lessee shall have the right to construct any buildings and other improvements on the Property, subject to all applicable laws regulating such buildings and improvements, including zoning ordinances and other local regulations. Lessee shall have the right, upon the termination of the lease, to remove any and all structures which it may have placed on the premises, within a period not exceeding six months from the termination of this lease, at its expense but without additional charge by Lessors, regardless of the cause of such termination; provided, however, (a) that Lessee shall be obligated to pay the amount of rent herein stipulated, for such period as its buildings or other property are permitted to remain on the Property after expiration of the lease; and (b) that, if for any reason this lease should be terminated by Lessors for non-payment of rent, Lessee shall have no right to remove the buildings and other permanent improvements constructed thereon (but shall not be liable for any rental therefor as under clause (a) above), but Lessee may remove, within a period of 60 days from such termination, all machinery and other personal property not permanently attached to the buildings or other improvements.

     8. Lessee is granted the right to use the existing road leading from the "Proposed Plant Site", running along the south side of Lessors' property to State Highway No. 333, until June 1, 1965, and so long thereafter until notified by Lessors to discontinue use of said existing road; or until the proposed 60 foot road along the northern boundary of Lessors' property is ready for use.


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     9. Lessee shall erect, and maintain in good condition while this lease is in force, a suitable livestock fence along the south boundary of the proposed 60 foot roadway along the northern boundary of Lessors' property, and along the western and southern boundary lines of the "Proposed Plant Site" leased herein (described in Paragraph 1 hereof). Lessee shall not be required to erect or maintain any gates along said fence, but shall be obligated to maintain said fence, as well as the existing livestock fence which runs along the northern boundary of Lessors' property from State Highway No. 333 to the River; however, Lessors shall have the right to place gates or cattle guards, at their expense, along the south boundary of the proposed 60 foot roadway.

     10. Lessee shall pay all ad valorem taxes on the Property herein leased during the time that this lease is in force.

     11. If, at any time within a period of three years from the date of this lease, (a) this lease should be terminated either by consent of the parties or for any reason not within the control of either party, or (b) the use of the Property is severely restricted as a result of matters not within the control of either party, then Lessee shall have a reasonable time within which to remove any buildings and other improvements which may have been constructed on the Property (but shall be under no obligation to remove concrete foundations or underground facilities), and shall, at Lessors' request, reconvey to Lessors such title and interest in and to the Property which Lessee may have acquired from Lessors, without warranty on the part of Lessee except for Lessee's own acts.


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     12. In the event Lessee should fail to pay any two successive installments of rent when due, Lessors shall have the option to declare the full amount of rental payable for the unexpired term of this lease due and payable as of the expiration date of such default. Should it be necessary that Lessors retain an attorney to enforce their rights under this paragraph, Lessee shall pay, in the event that Lessors' position is legally sustained, 20% additional of any amount due as attorney's fees, said fees in no event to be less than one hundred ($100) dollars.

     13. All notices hereunder shall be effective if in writing and mailed, postage prepaid, to Lessors at Route 3, Box 139, Abbeville, Louisiana, and to Lessee at both P.O. Box 323, Abbeville, Louisiana, and Seacoast Products, Inc., Lewes, Delaware.

     14. Should Lessors contend that Lessee is violating any of the provisions of this lease, they shall cause written notice of such alleged violation to be mailed to Lessee at the addresses set forth in Paragraph 13 herein, and Lessee shall have twenty days from the posting of such notice in the U.S. mails within which to correct the condition described in the notice, and Lessee's failure to so correct shall be grounds for Lessors to seek judicial cancellation of this lease, at Lessor's option.

     15. The term "Lessors" as used herein shall be taken to mean, in the event of the death of either of them, the survivor.


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     IN WITNESS WHEREOF, this agreement is executed effective as of the date written above, at Abbeville, Louisiana.

WITNESSES:


----------------------------                  -------------------------------
Helen L. Milliman                             Andre Cessac


----------------------------
Ann B. Guilbeaux


----------------------------                  -------------------------------
Helen L. Milliman                             Lillie Mae Richard Cessac


----------------------------
Ann B. Guilbeaux


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                         ASSIGNMENT OF COMMERCIAL LEASES

STATE OF TEXAS

COUNTY OF HARRIS

     BE IT KNOWN, that on this 27th day of April, 1984,

     BEFORE ME, Judy C. Williams, a Notary Public, duly commissioned and qualified, in and for the State of Texas, therein residing, and in the presence of the witnesses hereinafter named and undersigned,


     PERSONALLY CAME AND APPEARED:


                             SEACOAST PRODUCTS, INC.

     a corporation having its principal place of business at Port Monmouth, New Jersey, organized under the laws of the State of Delaware, the successor corporation of The Fish Meal Company, a Mississippi corporation, and Gulf Menhaden Company, Inc., a Louisiana corporation, herein appearing by and through Frederic G. Eustis, its duly authorized President, authorized by resolution of the board of directors of said corporation, a certified copy whereof is annexed hereto (hereinafter sometimes referred to as "Assignor"), who declares that Seacoast Products, Inc. does by these presents grant, bargain, convey, transfer, assign, set over, abandon and deliver, with all legal warranties and with full substitution and subrogation in and to all the rights and actions of warranty which it has or may have against all preceding owners and vendors, unto


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                            MENHADEN FISHERIES, INC.

     a corporation having its principal place of business at Abbeville, Louisiana, organized under the laws of the State of Delaware, herein appearing by and through Marvin J. Migura its duly authorized Vice President, authorized by resolution of the board of directors of said corporation, a certified copy whereof is annexed hereto (hereinafter sometimes referred to as "Assignee"), being here present, accepting and purchasing for Menhaden Fisheries, Inc., its successors and assigns, and acknowledging due delivery and possession thereof, all and singular the leasehold right, title, and interest in and under the hereinafter described commercial leases as same appear in Exhibit "A", attached hereto and made a part hereof. Reference is hereby made to the leases described in Exhibit "A", and the recording thereof for all purposes including a more particular description of the lands covered thereby.

     To have and to hold said right, title, and interest unto Assignee, its heirs and assigns forever, subject to the terms and conditions hereof and the terms, covenants, and provisions of said commercial leases.

     This Assignment is made and accepted for and in consideration of the price and sum of Ten and no/100 ($10.00) Dollars, and other good and valuable considerations, which Assignee has well and truly paid, in ready and current money to vendor, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor.


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     This Assignment is subject to that certain Purchase Agreement by and between the parties hereto dated of even date.

     THUS DONE AND PASSED in my office at Houston, Texas, on the day, month and year herein first above written, in the presence of the undersigned, competent witnesses, who hereunder sign their names with said appearers, and me, Notary, after reading of the whole.



WITNESSES:                              SEACOAST PRODUCTS, INC.

                                        By:
-------------------------------            -------------------------------
                                            Frederic G. Eustis, President

-------------------------------


                                        MENHADEN FISHERIES, INC.

                                        By:
                                           -------------------------------
                                              Martin J. Migura
                                              Vice President


                         -------------------------------
                          Notary Public, State of Texas

                    My Commission expires
                                         ------------------------- .


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                                   EXHIBIT "A"

     To Assignment of Commercial Leases dated April 27, 1984, from Seacoast Products, Inc. as Assignor to Menhaden Fisheries, Inc., as Assignee.

     1. Commercial Lease dated November 16, 1964, between Andre and Lillie Mae Richard Cessac (Lessors) and Seacoast Products, Inc. (Lessee) duly recorded in the Conveyance Office for the Parish of Vermilion, in Book 550, Page 85, covering a certain tract of land containing 16.453 acres situated in Section 86, Township 14 South, Range 3 East including a 60' non-exclusive right-of-way.

     2. Commercial Lease dated November 10, 1970, between Purvis Theall and Ethlyn Cessac (Lessors) and Seacoast Products, Inc. (Lessee) duly recorded in the Conveyance Office for the Parish of Vermilion, in Book 694, Page 392, as amended by act registered in Conveyance Book 735, Page 198, covering a certain tract of land containing 6.83 acres situated in Section 86, Township 14 South, Range 3 East.

     3. Commercial Lease dated December 8, 1970, between Purvis Theall and Ethlyn Cessac (Lessors) and Seacoast Products, Inc. (Lessee) duly recorded in the Conveyance Office for the Parish of Vermilion, in Book 697, Page 13, covering a certain tract of land containing 5.215 acres situated in Section 86, Township 14 South, Range 3 East.

     4. Commercial Lease dated August 1, 1972, between Purvis Theall and Ethlyn Cessac (Lessors) and Seacoast Products, Inc. (Lessee) duly recorded in the Conveyance Office for the Parish of Vermilion, in Book 734, Page 631, covering a certain tract of land containing 1.774 acres situated in Section 86, Township 14 South, Range 3 East.


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                            MENHADEN FISHERIES, INC.

                            CERTIFICATE OF SECRETARY

     I, Kent R. Stephenson, do hereby certify that I am the duly elected, qualified and acting Vice President and Secretary of Menhaden Fisheries, Inc., a corporation duly organized and existing under the laws of Delaware (the "Company"), and that as such have the custody of the corporate records and seal of the Company; that attached hereto and marked Exhibit "A" is a true and correct copy of resolutions duly and properly adopted by unanimous written consent of the Board of Directors of the Company on April 26, 1984, as the same appear in the minute book of the Company, that there are no provisions of the Charter or By-Laws of the Company which impair or modify the effectiveness of said resolutions, and that such resolutions remain in full force and effect as of the date hereof in the form contained in Exhibit "A" attached hereto, and have not been amended, altered, repealed, rescinded or changed in any way whatsoever; and that M.J. Migura is a Vice President of the Company

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal of the Company this 27th day of April, 1984.


                                      -----------------------------
                                      Kent R. Stephenson, Vice
                                      President and Secretary


THE STATE OF TEXAS  )
                   :
COUNTY OF HARRIS    )

     BEFORE ME, the undersigned authority on this day personally appeared Kent
R. Stephenson, known to me to be the person and officer of the Company indicated above, and being by me duly sworn, on oath acknowledged and stated that the facts contained in the foregoing Certificate are true and correct, and that he executed the same in the capacity therein stated as an act of the Company.

     SUBSCRIBED and SWORN to this 27th day of April 1984.


                                      -----------------------------
                                      Peggy Walker, Notary Public
                                      State of Texas
                                      My Commission expires February 26, 1985.


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                                   EXHIBIT "A"



                         Approval of Purchase of Certain
                     Menhaden Fishing and Processing Assets


WHEREAS, management of the Company has negotiated for the Company to acquire certain menhaden fishing and processing assets and the assumption of certain related liabilities from Seacoast Products, Inc. and certain of that company's affiliates for consideration of $20,400,000 plus the value of certain inventories and prepaid expenses; and

WHEREAS, the proposed acquisition has previously been approved by the Board of Directors of Zapata Corporation, the Company's sole shareholder;

NOW, THEREFORE, it is hereby

RESOLVED, that the above-described acquisition be, and it hereby is, authorized and approved; and further

RESOLVED, that the President or any Vice President of the Company be, and they each hereby are, authorized and directed to negotiate and execute for and on behalf of the Company a Purchase Agreement providing for the said acquisition, with such terms and conditions as the officer executing the same may deem to be in the best interests of the Company, and with the said execution to be conclusive evidence of approval for and in the name and on behalf of the Company; and further

RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed to execute and deliver all such further documents, certificates and instruments and take all such further action as they deem necessary or appropriate to carry out the intent and purpose of the foregoing resolutions.


                                       13



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